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                                                                    Exhibit 10.9



               THIS AGREEMENT is entered into on _____________ BY AND BETWEEN:

               1.  EL SITIO, domiciled at _____________________, ______,
_______, herein represented by  ________________ (THE "EMPLOYER"); and

               2. ____________ domiciled at ________________ (THE "EMPLOYEE").

                           WHEREAS, IT IS HEREBY AGREED AS FOLLOWS:

DEFINITIONS

               1.1 For purposes of this Agreement, the following expressions will have the meanings stated below:

               THE "EMPLOYMENT" will be the position of __________________________ as set forth in this Agreement.

               THE "GROUP" will mean EL SITIO, INC. (a British Virgin Islands international business company) and the Group Companies.

               THE "GROUP COMPANIES" will mean any controlled or controlling company of El Sitio, Inc. and any controlled company of such controlling company, in terms of __________________.

               "DISMISSAL WITHOUT CAUSE" will mean any unilateral decision of the EMPLOYER to terminate the employment relationship without expressing any cause therefor.

               "JUST CAUSE FOR DISMISSAL" will mean any non-observance by the EMPLOYEE of the obligations assumed in the employment relationship that constitutes damage and which, due to its seriousness, does not allow for the continuation of the relationship between the EMPLOYEE and the EMPLOYER.

               "EMPLOYEE'S RESIGNATION" will mean any unilateral declaration of the EMPLOYEE's will, notified by certified telegram or through the competent Labor Authority, by which the EMPLOYEE serves notice to the EMPLOYER of his decision to cancel the present Employment Agreement.

               "TOTAL AND PERMANENT DISABILITY OF THE EMPLOYEE" will mean any physical or mental disease confirmed by the EMPLOYER and suffered by the EMPLOYEE, which
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        prevents him from performing his duties on a normal and/or adequate basis pursuant to this Agreement for a period of at least 12 months.

               1.2 Reference to "clauses" will refer to the clauses of this Agreement.

               1.3 Headings of Clauses are only included for the sake of convenience and will not affect the interpretation of this Agreement.

               1.4 The terms and wording of this Agreement will be construed and interpreted according to the Argentine labor legislation.

               1.5 Any reference to a written provision will be considered as including a reference to the amendment or new approval thereof.

APPOINTMENT

               2.1 The EMPLOYER will employ the EMPLOYEE, and the latter undertakes to act as ______________, subject to the terms and conditions set forth in this Agreement.

TERM OF AGREEMENT

               3.1 This Agreement will be considered as initiated on
_____________.

SCOPE OF EMPLOYMENT

               4.1 The EMPLOYEE will be employed at first by EL SITIO as _____________ ________________________________________, to which effect he may be required to perform similar functions in any other Group Company.

               4.2 The _____________________________________ will have the following functions:
                      4.2.1  ______________________________________________;

                      4.2.2  ______________________________________________;

               4.3  The _________________ shall:

                      4.3.1 Fully devote his time, attention and capacity to compliance with his duties or obligations;

                      4.3.2 Faithfully and diligently perform such duties consistent with his position as may be from time to time assigned to him;
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                      4.3.3 To obey any reasonable and lawful direction
instructions issued by the Board of Directors of EL SITIO INC.

                      4.3.4 To comply with all rules, regulations, policies and procedures as may from time to time be issued by the EMPLOYER or any Group Company.

               4.4 The EMPLOYER hereby reserves the right to request from the EMPLOYEE to perform other duties corresponding to a position of equivalent hierarchy, be it in addition to or in replacements of the specifications mentioned in point 4.2.


               4.5 The EMPLOYER may, with the agreement of the EMPLOYEE, transfer this Agreement at any time to any Group Company, in which case the EMPLOYEE's seniority in the company to which his agreement is transferred will be considered for employment purposes as from his starting date with EL SITIO INC.

HOURS AND PLACE OF WORK

               5.1 The EMPLOYEE will work during such hours as may be necessary for the proper development of his duties.

               5.2. The EMPLOYEE's place of work will be initially _____________________ _____________________, but the EMPLOYER will be entitled to ask the EMPLOYEE to work at any place within the _________________ or abroad. In such case, the EMPLOYEE will be served reasonable advance notice.

COMPENSATION

               6.1 The EMPLOYER will pay to the EMPLOYEE an annual gross compensation of $___________________________________, to be paid as followings:

                      6.1.1 The EMPLOYER will pay to the EMPLOYEE a monthly gross compensation of
                             _______________________________.

                      6.1.2 Additionally, and according to _________ of ___________, the EMPLOYER will pay to the EMPLOYEE a gross amount of _________________________ as a complementary annual bonus. This sum will be paid to the EMPLOYEE in ________ parts:
                             ________________________________.

               6.2 The compensation mentioned in Clause 6.1 will include any fee to which the EMPLOYEE may be entitled by the activities developed for the EMPLOYER or any Group Company.
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               6.3 The EMPLOYEE together with his spouse and children, will enjoy the benefits of a medical plan chosen by the EMPLOYER.

               6.4 All payments and benefits described in Clause 6.1, as applicable, are gross amounts, that is to say without any deduction of income tax and social security contributions or any other deduction or charge by the EMPLOYEE which might be established in the future.

               6.5 The EMPLOYER hereby guarantees to the EMPLOYEE, as from signing of this agreement, a paid annual vacation which will consist of 20 working days per year, which period may be divided and distributed during the whole year, and organized for convenience of both the EMPLOYEE and the Company.

DUTIES OF THE EMPLOYEE

               7.1 Apart from those obligations set forth in ________, those set forth separately and those which might be set forth by EMPLOYER, the EMPLOYEE will have the duties indicated in this chapter.

               7.2 The EMPLOYEE must cooperate with those employees of the EMPLOYER of the same hierarchy in the management of the business of EL SITIO or any other of the Group Companies. For description purposes and without any limitation it is understood that the EMPLOYEE's duly to cooperate consists of applying all resources and means at his disposal for achieving the established goals in all matters requiring his participation. Non compliance with the duly to cooperate as set forth herein by the EMPLOYEE will be considered a serious default which authorizes the termination of the employment contract in terms of ________ of the __________________.

               7.3 For the purposes of the above clause, employees of the same hierarchy as the _______________________ are the ______________________________,
the ____________________________ and the ____________________________.

INDEMNIFICATION

               8.1 In case of termination of the Employment Agreement due to a dismissal without cause decided by the EMPLOYER, the Parties hereby agree to fix a indemnification in favor of the EMPLOYEE -subject to compliance with the conditions set forth herein- for an amount equivalent to the remunerations that would have been paid to the EMPLOYEE as gross monthly salary during __ months, according to the provisions of Clause 8.2.

               8.2 For purposes of Clause 8.1, the indemnification payable to the EMPLOYEE as gross monthly salary during __ months, will be calculated according to the provisions of Clause 6.1.1. This amount includes any sums payable to the EMPLOYEE as seniority compensation, indemnification for lack of notice and payment of one-month notice of dismissal.
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               8.3 Payment of the indemnification mentioned in Clause 8.1, will be made within 5 working days following the date of the notification of the dismissal.

               8.4. The indemnification set forth in Clause 8.1 will not be payable if the labor relationship is terminated due to:

                      8.4.1  Just Cause for Dismissal.

                      8.4.2  EMPLOYEE's resignation.

                      8.4.3  Assignment of the Agreement to any Group Company.

                      8.4.4 Abandonment by the EMPLOYEE of his place of work, by mutual agreement or by the concurrent will of the parties, or due to retirement, death, disqualification or absolute and permanent incapacity of the EMPLOYEE.

               8.5. In the event that during the year following termination of the labor relationship, the EMPLOYEE should fail to comply with the non-competition obligation or with the confidentiality undertaking, he shall forfeit all of his rights to indemnification set forth in this Agreement, and he shall be obliged to return to the EMPLOYER any amounts he might have under any provision of this Agreement which are more favorable conditions for the EMPLOYEE than the legally required compensation, this being irrespective of the right of the EMPLOYER to bring legal action as it may deem convenient for any damages caused by such non-compliance.

VIOLATION OF NON-COMPETE AND CONFIDENTIALITY DUTIES

               9.1 Non-compliance by the EMPLOYEE with the assumed non-competition and confidentiality duties generates the obligation to indemnify the EMPLOYER for the damages suffered.

INVENTIONS AND OTHER INTELLECTUAL PROPERTY

               10.1 The parties hereby state that the EMPLOYEE may carry out inventions or create other intellectual property in the performance of his duties according to this Agreement and agree that the EMPLOYEE has, to this respect, a special responsibility to foster the interests of the EMPLOYER and the Group Companies.

               10.2 Any invention, improvement, design, process, information, copyright, work, trademark or trade name or presentation of goods carried out, created or discovered by the EMPLOYEE during his employment (be it subject to patent or registration) which may arise from industrial processes, methods or installations owned by the EMPLOYER, jointly with or which may by any way affect or be related to the business of any Group Company or which may be used or adapted for use therein or in connection therewith, must be disclosed to the EMPLOYER or to such Group Company as may be determined by the EMPLOYER.
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               10.3 The EMPLOYEE shall, when so request by the EMPLOYER and at the expense of the EMPLOYER or of any other Group Company as the EMPLOYER may determine:

               (a) apply for or join the EMPLOYER in applying for patents or other form of protection or registration in Argentina and elsewhere in the world for such invention, improvement, design, information, work, trademark, trade name or presentation of the goods as mentioned above; and

               (b) subscribe and complete all necessary instruments and acts to formalize such patents or other protection so obtained, in order to appoint the EMPLOYER or the Group Company or such other person as the EMPLOYEE may decide, as the only and absolute beneficiary thereof.

               10.4 The EMPLOYEE hereby irrevocably and unconditionally waives any right in relation to his authorship or copyright over any work in existence or to be made in the future during the course of his employment, anywhere in the world, including, without limitation:

               (a) the right conferred so as to be identified as the author of such work; and

               (b) the right conferred so as not to submit such work to an inappropriate treatment.

               10.5 The EMPLOYEE hereby irrevocably appoints the EMPLOYER as his proxy to subscribe and execute any document or act and in general to use his name for purposes of granting the EMPLOYER the full benefit of this clause.

               Any member of the EMPLOYER's Board of Directors may issue a written and signed certificate, which will be sufficient and conclusive evidence against the third parties of the appointment referred to above.

PRIOR LABOR CONTRACTS

               11.1 This Agreement will substitute any prior letter of appointment, labor contract or prior undertaking, be it written, oral or implied, related to the employment of the EMPLOYEE with the EMPLOYER or any other Group Company.

DOMICILE

               12.1 Any change of domicile made by the EMPLOYEE must be evidenced in writing to the EMPLOYER, and domicile indicated at the beginning of this Agreement will be valid for any notification until a change has been notified.
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APPLICABLE LAW

               13.1 In all matters not stipulated herein, the employment relationship will be governed by the labor laws of _________, and most especially ______________________.

JURISDICTION

               14.1 The Parties hereby agree to submit their disputes to the Court of _________ ____________________________________________, thus waiving any other court or jurisdiction.

               In view whereof, two copies of this same document are signed on
____________.



__________________________
By El Sitio

Name:
Capacity:

The EMPLOYEE
Name: